UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Forbes Road Lexington, MA 02421 (Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Agenus Inc. (the “Company”) held its Annual Meeting of Stockholders on June 16, 2020 (the “Annual Meeting”). A total of 138,126,261 shares of common stock, representing 82.5% of the shares outstanding and eligible to vote and constituting a quorum, were present at the Annual Meeting or represented by valid proxies. At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 28, 2020: (i) to elect Garo H. Armen and Ulf Wiinberg as Class II directors, each for a term of three years expiring at the 2023 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve an amendment to the Company’s Amended and Restated Directors’ Deferred Compensation Plan (as amended) to increase the number of shares of common stock authorized for issuance thereunder from 425,000 shares to 575,000 shares (“Proposal 2”); (iii) to approve the Company’s 2019 Employee Stock Purchase Plan (“Proposal 3”); (iv) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 4”); and (v) to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (“Proposal 5”).

The Company’s stockholders approved the Class II director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class II directors as follows:

Class I Director Nominees	For	Against	Withheld	Broker Non-Votes
Garo H. Armen	95,678,378	0	2,537,824	39,910,059
Ulf Wiinberg	91,131,498	0	7,084,704	39,910,059

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
86,822,432	10,989,000	404,770	39,910,059

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
96,027,714	2,016,339	172,149	39,910,059

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
133,111,967	3,489,140	1,525,154	N/A

The Company’s stockholders approved Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
66,080,495	31,700,340	435,367	39,910,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2020	AGENUS INC.

	By:	/s/ Evan D. Kearns
Evan D. Kearns VP, General Counsel and Secretary